EXHIBIT 1.1

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION


                  AUTO RECEIVABLES BACKED CERTIFICATES, CLASS A


                                  SERIES 1996-A


                             UNDERWRITING AGREEMENT





March 25, 1996

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                             UNDERWRITING AGREEMENT


PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza, 15th Floor
New York, New York  10292

March 25, 1996

Dear Sirs:

           Prudential Securities Secured Financing Corporation (the "Depositor") proposes, subject to the terms and conditions stated herein and in the attached Underwriting Agreement Standard Provisions, dated March 25, 1996 (the "Standard Provisions"), between the Depositor and Prudential Securities Incorporated, to issue and sell to you (the "Underwriter") the Certificates specified in Schedule I hereto (the "Class A Certificates"). The Depositor agrees that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the Representative herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Prospectus Supplement and the accompanying Prospectus relating to the Class A Certificates (together, the "Prospectus") are incorporated by reference herein.

           Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Depositor agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Depositor, at the time and place and at the Purchase Price (as defined in Schedule I hereto) and in the manner set forth in Schedule I hereto, the entire original principal balance of the Class A Certificates.

           If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by

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you, this letter and such  acceptance  hereof,  including the  provisions of the
Standard Provisions incorporated herein by reference, shall constitute a binding agreement between the Underwriter and the Depositor.

                                              Very truly yours,




                                             PRUDENTIAL SECURITIES SECURED
                                               FINANCING CORPORATION



                                              By:/s/ Glen Stein
                                                 ------------------------
                                                   Name:  Glen Stein
                                                   Title: Vice President


Accepted as of the date hereof:


PRUDENTIAL SECURITIES INCORPORATED


By: /s/  Glen Stein
   -------------------------
   Name:  Glen Stein
   Title: Vice President


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                                                                SCHEDULE I


Title of Class A
Certificates:                         Prudential     Securities    Secured
                                      Financing      Corporation      Auto
                                      Receivables   Backed   Certificates,
                                      Series 1996-A, Class A.

Terms of Class A
Certificates:                         The Class A Certificates  shall have
                                      the   terms   set   forth   in   the
                                      Prospectus  and shall conform in all
                                      material     respects     to     the
                                      descriptions    thereof    contained
                                      therein,   and   shall   be   issued
                                      pursuant to a Pooling and  Servicing
                                      Agreement to be dated as of March 1,
                                      1996 among the  Depositor,  Emergent
                                      Group,   Inc.,   as  servicer,   and
                                      Bankers Trust  Company,  as trustee,
                                      backup   servicer   and   collateral
                                      agent.

Purchase Price:                       The "Purchase Price" for the Class A
                                      Certificates    including    accrued
                                      interest  at the rate of  6.55%  per
                                      annum  from  March 1, 1996 up to but
                                      not  including  the date of  payment
                                      thereof,  shall  be  99.37%  of  the
                                      aggregate  principal  balance of the
                                      Class  A  Certificates   as  of  the
                                      Closing  Date,  in  a  total  amount
                                      equal to $14,404,574.13.

Specified funds for
payment of
Purchase Price:                       Same day federal  funds wire payable
                                      to the order of the Depositor.

Required Rating:                      "Aaa" by Moody's Investors  Service,
                                      Inc.

                                      "AAA" by  Standard & Poor's  Ratings
                                      Group.

Closing Date:                         March 27, 1996 at 11:00 A.M. eastern
                                      standard  time or at such other time
                                      as the Depositor and the Underwriter
                                      shall agree.

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Closing Location:                     Offices  of Dewey  Ballantine,  1301
                                      Avenue  of the  Americas,  New York,
                                      New York


Name and address of
Representative:                       Prudential Securities Incorporated

Address for Notices,
etc.:                                 One New York Plaza, 15th Floor
                                      New York, New York 10292
                                       Attn: Mr. Norm Chaleff


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                  STANDARD PROVISIONS TO UNDERWRITING AGREEMENT
                                 March 25, 1996


           From time to time, Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Depositor") may enter into one or more underwriting agreements (each, an "Underwriting Agreement") that provide for the sale of designated securities to the one or several underwriters named therein (such underwriters constituting the "Underwriters" with respect to such Underwriting Agreement and the securities specified therein). The several underwriters named in an Underwriting Agreement will be represented by one or more representatives as named in such Underwriting Agreement (collectively, the "Representative"). The term "Representative" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any Underwriting Agreement. This Agreement shall not be construed as an obligation of the Depositor to sell any securities or as an obligation of any of the Underwriters to purchase such securities. The obligation of the Depositor to sell any securities and the obligation of any of the Underwriters to purchase any of the securities shall be evidenced by the Underwriting Agreement with respect to the securities specified therein. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. The obligations of the underwriters under this Agreement and each Underwriting Agreement shall be several and not joint. Unless otherwise defined herein, the terms defined in the Underwriting Agreement are used herein as defined in the Prospectus referred to below.

           1. The Class A Certificates. The Depositor proposes to sell pursuant to the applicable Underwriting Agreement to the one or several Underwriters named therein auto receivables backed certificates (the "Certificates") representing beneficial ownership interests in a trust, the trust property of which consists of a pool of Receivables and certain related property. The Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") by and among the Depositor, Emergent Group, Inc. (the "Servicer") and Bankers Trust Company, as trustee (the Trustee") and as backup servicer (the "Backup Servicer").

           The terms and rights of any particular issuance of Certificates shall be as specified in the Underwriting Agreement relating thereto and in or

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pursuant to the Pooling and Servicing Agreement  identified in such Underwriting
Agreement. The Certificates which are the subject of any particular Underwriting Agreement into which this Agreement is incorporated are herein referred to as the "Class A Certificates."

           The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-84918), including a prospectus relating to the Certificates under the Securities Act of 1933, as amended (the "1933 Act"). The term "Registration Statement" means such registration statement as amended to the date of the Underwriting Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the Class A Certificates, as first filed with the Commission pursuant to Rule 424. The term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Class A Certificates together with the Basic Prospectus.

           2.  Offering  by  the   Underwriters.   Upon  the  execution  of  the
Underwriting Agreement applicable to any Class A Certificates and the authorization by the Representative of the release of such Class A Certificates, the several Underwriters propose to offer for sale to the public the Class A Certificates at the prices and upon the terms set forth in the Prospectus.

           3. Purchase, Sale and Delivery of the Class A Certificates. Unless otherwise specified in the Underwriting Agreement, payment for the Class A Certificates shall be made by a same day federal funds wire payable to the order of the Depositor, as set forth in the Underwriting Agreement, upon delivery to the Representative for the respective accounts of the several Underwriters of the Class A Certificates registered in definitive form and in such names and in such denominations as the Representative shall request in writing not less than five full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Class A Certificates are herein referred to as the "Closing Date".

           4. Conditions of the Underwriters' Obligations. The respective obligations of the several Underwriters pursuant to the Underwriting Agreement shall be subject, in the discretion of the Representative, to the accuracy in all material respects of the representations and warranties of the Depositor contained herein as of the date of the Underwriting Agreement and as of the Closing Date as if made on and as of the Closing Date, to the accuracy in all

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material  respects of the  statements  of the officers of the  Depositor and the
Servicer made in any certificates pursuant to the provisions hereof and of the Underwriting Agreement, to the performance by the Depositor of its covenants and
agreements  contained  herein  and  to  the  following   additional   conditions
precedent:

           (a) All actions required to be taken and all filings required to be made by or on behalf of the Depositor under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the sale of the Class A Certificates shall have been duly taken or made.

           (b)  (i)  No  stop  order   suspending  the   effectiveness   of  the
           Registration Statement shall be in effect; (ii) no proceedings for such purpose shall be pending before or threatened by the Commission, or by any authority administering any state securities or "Blue Sky" laws; (iii) any requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction, (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein, there shall have been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor;
           (v) there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or threatened, affecting the Depositor or the transactions contemplated by the Underwriting Agreement; (vi) the Depositor is not in violation of its charter or its by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Depositor; and (vii) the Representative shall have received, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Depositor, to the foregoing effect.

           (c) Subsequent to the execution of the Underwriting Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, trading in securities on the New York Stock

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           Exchange  shall have been  suspended  or any material  limitation  in trading in securities generally shall have been established on such exchange, or a banking moratorium shall have been declared by New York or United States authorities; (ii) if at or prior to the Closing Date, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to offer or sell the Class A Certificates or (iii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities.

           (d) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by an executive officer of the Depositor to the effect that attached thereto is a true and correct copy of the letter from each nationally recognized statistical rating organization (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act) that rated the Class A Certificates and confirming that, unless otherwise specified in the Underwriting Agreement, the Class A Certificates have been rated in the highest rating categories by each such organization and that each such rating has not been rescinded since the date of the applicable letter.

           (e) The Representative shall have received, on the Closing Date, an opinion of counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and containing opinions substantially to the effect set forth in Exhibit A hereto. In rendering such opinions, counsel for the Depositor may rely as to matters involving the laws of any other jurisdictions other than the United States, upon counsel licensed to practice law in such jurisdictions.

           (f) The Representative shall have received, on the Closing Date, an opinion of counsel for the Servicer, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit B hereto.

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           (g) The Representative  shall have received,  on the Closing Date, an opinion of counsel for the Seller, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit C hereto.

           (h) The Representative shall have received, on the Closing Date, an opinion of counsel for the Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit D hereto.

           (i) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine, counsel for the Underwriters, dated the Closing Date, with respect to the incorporation of the Depositor, the validity of the Class A Certificates, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Depositor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

           (j) The Representative shall have received, on or prior to the date of first use of the prospectus supplement relating to the Class A Certificates, and on the Closing Date if requested by the Representative, letters of independent accountants of the Depositor in the form and reflecting the performance of the procedures previously requested by the Representative.

           (k) The Depositor shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of an executive officer of the Depositor satisfactory to the Representative as to the accuracy of the representations and warranties of the Depositor herein at and as of such Closing Date as if made as of such date, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Representative may reasonably request;

           (l) The Servicer shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of

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           such   Servicer   in  form   and   substance   satisfactory   to  the
           Representative and substantially to the effect set forth in Exhibit E hereto, and as to such other matters as the Representative may reasonably request;

           (m) The Certificate Insurance Policy shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus Supplement.

           (n) The Representative shall have received, on the Closing Date, an opinion of counsel to Financial Security Assurance Inc. ("the Certificate Insurer"), dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters and containing opinions substantially to the effect set forth in Exhibit F hereto.

           (o) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating, the direction of which has not been indicated, in the rating accorded the Certificate Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

           (p) There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since September 30, 1995, of the Certificate Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Class A Certificates on the terms and in the manner contemplated in the Prospectus.

           (q) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by the President, a senior vice president or a vice president of the Certificate Insurer to the effect that the signer of such certificate has carefully examined the Certificate Insurance Policy, the Indemnification Agreement dated the Closing Date (the "Indemnification Agreement") among Emergent (as defined therein), the Underwriter, the Depositor

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           and the  Certificate  Insurer and the related  documents and that, to the best of his or her knowledge based on reasonable investigation:

           (i) there are no actions, suits or proceedings pending or threatened against or affecting the Certificate Insurer which, if adversely determined, individually or in the aggregate, would adversely affect the Certificate Insurer's performance under the Certificate Insurance Policy or the Indemnification Agreement;

           (ii) each person who as an officer or representative of the Certificate Insurer, signed or signs the Certificate Insurance Policy, the Indemnification Agreement or any other document delivered pursuant hereto, on the date thereof, or on the Closing Date, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures;

           (iii) the information contained in the Prospectus under the captions "THE POLICY" and "THE CERTIFICATE INSURER" is true and correct in all material respects and does not omit to state a material fact with respect to the description of the Certificate Insurance Policy or the ability of the Certificate Insurer to meet its payment obligations under the Certificate Insurance Policy;

           (iv) the tables regarding the Certificate Insurer's capitalization set forth under the heading "THE CERTIFICATE INSURER" present fairly the capitalization of the Certificate Insurer as of September 30, 1995, respectively;

           (v) on or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (i) any intended or potential downgrading or (ii) any review or possible changes in rating, the direction of which has not been indicated, in the rating accorded the claims paying ability of the Certificate Insurer by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act;

           (vi) the audited balance sheet of the Certificate Insurer as of December 31, 1994 and the related statement of income and retained earnings for the fiscal year then ended, and the accompanying

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           footnotes, together with an opinion thereon dated January 16, 1995 of
           Coopers & Lybrand, independent certificated public accountants, incorporated by reference into the Prospectus, fairly present in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied; the unaudited balance sheet of the Certificate Insurer as of September 30, 1995 and the related statement of income and retained earnings for the nine-month period then ended, incorporated by reference into the Prospectus, fairly present in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied consistently with those principles applied in preparing the December 31, 1994 audited statements.

           (vii) to the best knowledge of such officer, since September 30, 1995, no material adverse change has occurred in the financial position of the Certificate Insurer other than as set forth in the Prospectus.

           The officer of the Certificate Insurer certifying to items (v)-(vii) shall be an officer in charge of a principal financial function. The Certificate Insurer shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and its bylaws, all of which are in full force and effect on the date of such certificate.

           (r)  The  Representative  shall  have  been  furnished  such  further
           information,    certificates,   documents   and   opinions   as   the
           Representative may reasonably request.

           5. Covenants of the Depositor. In further consideration of the agreements of the Underwriters contained in the Und\erwriting Agreement, the Depositor covenants as follows:

           (a) To furnish the Representative, without charge, copies of the Registration Statement and any amendments thereto including exhibits and as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

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

           (b) Immediately following the execution of the Underwriting Agreement, the Depositor will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of the Class A Certificates covered thereby, the price at which the Class A Certificates are to be purchased by the Underwriters from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Class A Certificates are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative and the Depositor deem appropriate in connection with the offering of the Class A Certificates, but the Depositor will not file any amendment to the Registration Statement or any supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected. The Depositor will use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible. During the time when a Prospectus is required to be delivered under the 1933 Act, the Depositor will comply so far as it is able with all requirements imposed upon it by the 1933 Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales or of dealings in the Class A Certificates in accordance with the provisions hereof and of the Prospectus, and the Depositor will prepare and file with the Commission, promptly upon request by the Representative, any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Class A Certificates by the Underwriters, and will use its best efforts to cause the same to become effective as promptly as possible. The Depositor will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Depositor will advise the Representative, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing

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           or  suspending  the  use  of  any   Preliminary   Prospectus  or  the
           Prospectus, or the suspension of the qualification of the Class A Certificates for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose, or
           of  any  request  made  by  the   Commission   for  the  amending  or
           supplementing of the Registration Statement or the Prospectus or for additional information, and the Depositor will use its best efforts to prevent the issuance of any such stop order or any order suspending any such qualification, and if any such order is issued, to obtain the lifting thereof as promptly as possible.

           (c) If, at any time when a prospectus relating to the Class A Certificates is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary for any other reason to amend or supplement the Prospectus to comply with the 1933 Act, to promptly notify the Representative thereof and upon its request to prepare and file with the Commission, at the Depositor's own expense, an amendment or supplement which will correct such statement or omission or any amendment which will effect such compliance.

           (d) During the period when a prospectus is required by law to be delivered in connection with the sale of the Class A Certificates pursuant to the Underwriting Agreement, the Depositor will file, on a timely and complete basis, all documents that are required to be filed by the Depositor with the Commission pursuant to Sections 13, 14, or 15(d) of the 1934 Act.

           (e) To qualify the Class A Certificates for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the
           Representative shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification of the eligibility of the Class A Certificates for investment under the laws of such jurisdictions as the Representative may designate provided that in connection therewith the Depositor shall not be required to qualify to do business or to file a general consent to service of process in any jurisdiction.

           (f) To make generally available to the Depositor's security holders, as soon as practicable, but in any event not later than eighteen months after the date on which the filing of the Prospectus, as amended or supplemented, pursuant to Rule 424 under the 1933 Act first occurs, an earnings statement of the Depositor covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of Section 11(a) of the 1933 Act and the applicable rules and regulations of the Commission thereunder (including at the option of the Depositor Rule 158).

           (g) For so long as any of the Class A Certificates remain outstanding, to furnish to the Representative upon request in writing copies of such financial statements and other periodic and special reports as the Depositor may from time to time distribute generally to its creditors or the holders of the Class A Certificates and to furnish to the Representative copies of each annual or other report the Depositor shall be required to file with the Commission.

           (h) For so long as any of the Class A Certificates remain outstanding, the Depositor will, or will cause the Servicer to, furnish to the Representative, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Trustee under the applicable Pooling and Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the applicable Pooling and Servicing Agreement, (iii) each report regarding the Class A Certificates mailed to the holders of such Certificates, and (iv) from time to time, such other information concerning such Certificates as the Representative may reasonably request.

           6. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with, each Underwriter, as of the date of the Underwriting Agreement, as follows:

           (a) The Registration Statement including a prospectus relating to the Certificates and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act has been filed with the Commission and such Registration Statement, as amended to the date of the

           Underwriting Agreement, has become effective. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement specifically relating to the Class A Certificates will be filed with the Commission pursuant to Rule 424 under the 1933 Act; provided, however, that a supplement to the Prospectus prepared pursuant to
           Section 5(b) hereof shall be deemed to have supplemented the Basic Prospectus only with respect to the Class A Certificates to which it relates. The conditions to the use of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions on Form S-3, and the conditions of Rule 415 under the 1933 Act, have been satisfied with respect to the Depositor and the Registration Statement. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the rules and regulations thereunder that have not been so filed.

           (b)  On  the  effective  date  of  the  Registration  Statement,  the
           Registration Statement and the Basic Prospectus conformed in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement and the Prospectus conform, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, neither of such documents includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and neither of such documents as amended or supplemented, if applicable, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements or omissions in any of such documents based upon written information furnished to the Depositor by any Underwriter specifically for use therein.

           (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, whether or not arising in the ordinary course of the business of the Depositor.

           (d) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

           (e) The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, order, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform this Agreement, the Underwriting Agreement and the Pooling and Servicing Agreement, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Class A Certificates; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

           (f) The Class A Certificates have been duly authorized, and when the Class A Certificates are issued and delivered pursuant to the Underwriting Agreement, the Class A Certificates will have been duly executed, issued and delivered and will be entitled to the benefits provided by the applicable Pooling and Servicing Agreement, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will conform in substance to the description thereof contained in the Registration Statement and the Prospectus, and will in all material respects be in the form contemplated by the Pooling and Servicing Agreement.

           (g) The execution and delivery by the Depositor of this Agreement, the Underwriting Agreement and the Pooling and Servicing Agreement are within the corporate power of the Depositor and neither the execution and delivery by the Depositor of this Agreement, the Underwriting Agreement and the Pooling and Servicing Agreement nor the consummation by the Depositor of the transactions therein contemplated, nor the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Class A Certificates by the Underwriters.

           (h) The Underwriting Agreement has been, and at the Closing Date the Pooling and Servicing Agreement will have been, duly authorized, executed and delivered by the Depositor.

           (i) At the Closing Date, each of the Underwriting Agreement and the Pooling and Servicing Agreement will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

           (j) No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Underwriting Agreement or the Pooling and Servicing Agreement, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Class A Certificates by the Underwriters.

           (k) The Depositor owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

           (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

           (m) At the Closing Date, each of the Receivables which is a subject of the Pooling and Servicing Agreement and all such Receivables in the aggregate will meet the criteria for selection described in the Prospectus, and at the Closing Date, the representations and warranties made by the Depositor in such Pooling and Servicing Agreement will be true and correct as of the date made.

           (n) At the time of execution and delivery of the Pooling and Servicing Agreement, the Depositor will have good and marketable title to the Receivables being transferred to the Trustee pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens"), and will not have assigned to any person any of its right, title or interest in such Receivables or in such Pooling and Servicing Agreement or the Class A Certificates being issued pursuant thereto, the Depositor will have the power and authority to transfer such Receivables to the Trustee and to transfer the Class A Certificates to each of the Underwriters, and, upon execution and delivery to the Trustee of the Pooling and Servicing Agreement and delivery to each of the Underwriters of the Class A Certificates, the Trustee will have good and marketable title to the Receivables and each of the Underwriters will have good and marketable title to the Class A Certificates, in each case free and clear of any Liens.

           (o) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Property (as defined in the Pooling and Servicing Agreement) is not required to be registered under the Investment Company Act of 1940, as amended.

           (p) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Underwriting Agreement, this Agreement, the Pooling and Servicing Agreement and the Class A Certificates have been or will be paid at or prior to the Closing Date.

           7.   Indemnification and Contribution.

           (a) The Depositor agrees to indemnify and hold harmless each Underwriter (including Prudential Securities Incorporated acting in its capacity as Representative and as one of the Underwriters), and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with (1) written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein or (2) information regarding the Receivables except to the extent that the Depositor has been indemnified by the Seller and Emergent (as defined in the Indemnification Agreement). This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

           (b) Each Underwriter will indemnify and hold harmless the Depositor, each of the Depositor's directors, each of the Depositor's officers who signed the Registration Statement and each person, if any, who controls the Depositor, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Depositor, or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any other prospectus relating to the Class A Certificates, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Depositor acknowledges that the statements set forth under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished to the Depositor by or on behalf of any Underwriter for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, and each of the several Underwriters represents and warrants that such statements are correct as to it.

           (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ separate counsel to represent the Representative, those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Depositor under this Section 7 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters and controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Depositor (it being understood, however, that the Depositor shall not, in connection with any one such claim or separate but substantially similar or related claim in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Representative and those Underwriters and controlling persons).

           (d) The Underwriter agrees to provide the Depositor no later than the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Derived Information (defined below) for filing with the Commission on Form 8-K.

           (e) The Underwriter agrees, assuming all Depositor- Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, its respective officers and directors and each person who controls the Depositor within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Underwriter under this Section 7(e) shall be in addition to any liability which the Underwriter may otherwise have.

           The procedures set forth in Section 7(c) shall be equally applicable to this Section 7(e).

           (f) For purposes of this Section 7, the term "Derived Information" means such portion, if any, of the information delivered to the Depositor pursuant to Section 7(d) for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute Depositor-Provided Information. "Depositor-Provided Information" means any computer tape furnished to the Underwriter by the Depositor concerning the assets comprising the Trust.

           (g) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
           Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand, and the Underwriters on the other, from the offering of the Class A Certificates (taking into account the portion of the proceeds of the offering realized by each), the Depositor's and the Underwriters' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total public offering price of the Class A Certificates purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriters' obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of
           Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of
           Section 15 of the 1933 Act, shall have the same rights to contribution as the Depositor.

           (h) The parties hereto agree that the first sentence of Section 5 of the Indemnification Agreement (the "Indemnification Agreement") dated as of March 1, 1996 among the Certificate Insurer, Emergent (as defined therein), the Depositor and the Underwriter shall not be construed as limiting the Depositor's right to enforce its rights under Section 7 of this Agreement. The parties further agree that, as between the parties hereto, to the extent that the provisions of
           Section 4, 5 and 6 of the  Indemnification  Agreement  conflict  with
           Section 7 hereof, the provisions of Section 7 hereof shall govern.

           (i) Notwithstanding anything in this Section 7 to the contrary the Underwriter shall not be required to contribute or indemnify in an amount in excess of the fee paid to Prudential Securities Incorporated by the Depositor pursuant to this Agreement.

           8. Survival of Certain Representations and Obligations. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor, its officers and the several Underwriters set forth in, or made pursuant to, the Underwriting Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Depositor, or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Class A Certificates.

           9.   Termination.

           (a) The Underwriting Agreement may be terminated by the Depositor by notice to the Representative in the event that a stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings for that purpose shall have been instituted or threatened.

           (b) The Underwriting Agreement may be terminated by the Representative by notice to the Depositor in the event that the Depositor shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor at or prior to the Closing Date.

           (c)  Termination  of the  Underwriting  Agreement  pursuant  to  this
           Section 9 shall be without liability of any party to any other party other than as provided in Sections 7 and 11 hereof.

           10. Default of Underwriters. If any Underwriter or Underwriters defaults or default in their obligation to purchase the Class A Certificates which it or they have agreed to purchase under the Underwriting Agreement and the aggregate principal amount of the Class A Certificates which such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate principal amount, notional amount or stated amount, as applicable, of the Class A Certificates to be sold under the Underwriting Agreement, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments under the Underwriting Agreement to purchase the Class A Certificates which such defaulting Underwriter or Underwriters agreed but failed to purchase, if applicable. If any Underwriter or Underwriters so defaults or default and the aggregate principal amount of the Class A Certificates with respect to which such default or defaults occurs or occur is more than ten percent of the aggregate principal amount, notional amount or stated amount, as applicable, of the Class A Certificates to be sold under the Underwriting agreement, as the case may be, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Class A Certificates by other persons (who may include one or more of the non-defaulting Underwriters including the Representative) are not made within 36 hours after any such default, the Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriters or the Depositor except for the expenses to be paid or reimbursed by the Depositor pursuant to Section 11 hereof. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

Nothing herein shall relieve a defaulting Underwriter from liability for its default.

           11. Expenses. The Depositor agrees with the several Underwriters that:

           (a) whether or not the transactions contemplated in the Underwriting Agreement are consummated or the Underwriting Agreement is terminated, the Depositor will pay all fees and expenses incident to the performance of its obligations under the Underwriting Agreement, including but not limited to, (i) the Commission's registration fee,
           (ii) the expenses of printing and distributing the Underwriting Agreement and any related underwriting documents, the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendments or supplements to the Registration Statement or the Prospectus, and any Blue Sky memorandum or legal investment survey and any supplements thereto, (iii) fees and expenses of rating agencies, accountants and counsel for the Depositor, (iv) the expenses referred to in Section 5(e) hereof, and (v) all miscellaneous expenses referred to in Item 30 of the Registration Statement;

           (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Underwriters in connection with investigating, preparing to market and marketing the Class A Certificates and proposing to purchase and purchasing the Class A Certificates under the Underwriting Agreement will be borne and paid by the Depositor if the Underwriting Agreement is terminated by the Depositor pursuant to Section 9(a) hereof or by the Representative on account of the failure, refusal or inability on the part of the Depositor to perform all obligations and satisfy all conditions on the part of the Depositor to be performed or satisfied hereunder; and

           (c) the Depositor will pay the cost of preparing the Class A Certificates.

           Except as otherwise provided in this Section 11, the Underwriters agree to pay all of their expenses in connection with investigating, preparing to market and marketing the Class A Certificates and proposing to purchase and purchasing the Class A Certificates under the Underwriting Agreement, including the fees and expenses of their counsel and any advertising expenses incurred by them in making offers and sales of the Class A Certificates.

           12. Notices. All communications under the Underwriting Agreement shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to the Representative at the address and to the attention of the person specified in the Underwriting Agreement, and, if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed to Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, Attention: Director-Asset-Backed Finance Group; provided, however, that any notice to any Underwriter pursuant to the Underwriting Agreement shall be mailed, delivered or telegraphed and confirmed to such Underwriter at the address furnished by it.

           13. Representative of Underwriters. Any Representative identified in the Underwriting Agreement will act for the Underwriters of the Class A Certificates and any action taken by the Representative under the Underwriting Agreement will be binding upon all of such Underwriters.

           14. Successors. The Underwriting Agreement shall inure to the benefit of and shall be binding upon the several Underwriters and the Depositor and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Underwriting Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement, or any provisions herein contained, the Underwriting Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Depositor contained herein or in the Underwriting Agreement shall also be for the benefit of any person or persons who controls or control any Underwriter within the meaning of Section 15 of the 1933 Act, and (ii) the indemnities by the several Underwriters shall also be for the benefit of the directors of the Depositor, the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor within the meaning of Section 15 of the 1933 Act. No purchaser of the Class A Certificates from any Underwriter shall be deemed a successor because of such purchase. This Agreement and each Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           15. Time of the Essence. Time shall be of the essence of each Underwriting Agreement.

           16. Governing Law. This Agreement and each Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.


                                                    Very truly yours,



                                                   PRUDENTIAL SECURITIES SECURED
                                                     FINANCING CORPORATION



                                                    By:/s/ Glen Stein
                                                       -----------------------
                                                        Name:  Glen Stein
                                                        Title: Vice President



Accepted as of the date hereof:


PRUDENTIAL SECURITIES INCORPORATED



By:/s/ Glen Stein
  ----------------------
   Name:  Glen Stein
   Title: Vice President

                                                                       Exhibit A


                             Opinions of Counsel For
                                  The Depositor



             (i) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

            (ii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the best of such counsel's knowledge, threatened against the Depositor which could reasonably be expected to interfere with or adversely affect the consummation of the transactions contemplated in the Underwriting Agreement, the Unaffiliated Seller's Agreement or the Pooling and Servicing Agreement.

           (iii) Neither the execution and delivery of the Underwriting Agreement, the Unaffiliated Seller's Agreement or the Pooling and Servicing
Agreement, the incurrence of the obligations therein set forth, nor the consummation of the transactions contemplated therein, to the best of such counsel's knowledge, will conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Depositor pursuant to, any contract, indenture, pooling and administration agreement, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it may be bound, or to which any of the assets is subject, which separately or in the aggregate are material, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or bylaws of the Depositor or to the best of such counsel's knowledge, of any law, administrative regulation or administrative or court decree.

            (iv) No filing or registration with, notice to, or consent, approval, authorization, order, qualification or other action of or with any court or governmental authority, agency or body, is required for the consummation by the Depositor of the transactions contemplated by the Underwriting Agreement, the Unaffiliated Seller's Agreement or the Pooling and Servicing Agreement, except such as have been obtained and except such as may be required under state securities or Blue Sky laws in connection with the distribution of the Certificates by the Underwriters.

           (v) The execution  and delivery of the  Underwriting  Agreement,  the
Unaffiliated Seller's Agreement and the Pooling and Servicing Agreement, the incurrence of the obligations therein set forth and the consummation of the transactions contemplated therein are within the corporate power and authority of the Depositor and have been duly authorized by the Depositor by all necessary corporate action; the Underwriting Agreement, the Unaffiliated Seller's
Agreement  and the Pooling and Servicing  Agreement  have been duly executed and delivered by the Depositor and each constitutes a legal, valid and binding agreement of the Depositor, enforceable in accordance with its terms, subject, as to enforceability of remedies, to applicable bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and to general principles of equity and equitable remedies (regardless of whether the enforceability of such remedies is considered in a proceeding at law or in equity).

            (vi) The issuance of the Offered Certificates has been duly and validly authorized by the Depositor and, assuming due authorization, execution, countersignature and delivery of the Pooling and Servicing Agreement by the Trustee, when executed and countersigned by the Trustee in accordance with the terms of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable and entitled to the benefits provided by the Pooling and Servicing Agreement. The Offered Certificates are in all material respects in the form contemplated by the Pooling and Servicing Agreement.

           (vii) The Registration Statement is effective under the 1933 Act, and, to the best of counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the Commission.

           (viii) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements, schedules, notes thereto and the other financial and statistical data included therein, as to which no opinion need be rendered), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

            (ix) The statements in the Prospectus under the captions ["Description of the Certificates,"] and ["The Pooling and Servicing Agreement and the Transfer Agreements,"] to the extent they constitute matters of law or legal conclusions, have been prepared or reviewed by counsel and provide a fair and accurate summary of such law or conclusions and, to the extent they purport to summarize opinions of counsel, correctly represent the opinion of counsel; the descriptions in the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown.

             (x) To the best of counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, nor any contracts or documents of a character required to be described or referred to therein or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto (other than financial statements, schedules, and notes thereto and the other financial and statistical data included therein, as to which no opinion need be rendered).

            (xi) The Depositor is not, and neither the Depositor nor the Trust Property will, as a result of the transactions contemplated in the Pooling and Servicing Agreement, the Underwriting Agreement, the Unaffiliated Seller's Agreement or the Indemnification Agreement, become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act which would be required to register under the Investment Company Act and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act.

                                                                       Exhibit B

                             Opinions of Counsel to
                                  the Servicer


             (i) The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of South Carolina, with the requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and (i) is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business to the extent required by such jurisdiction to enable the Servicer to perform its obligations as Servicer under the Pooling and Servicing Agreement or is subject to no material liability or disability by reason of the failure to be so qualified in any jurisdiction, or (ii) has otherwise entered into or has committed to enter into a sub-servicing arrangement with an entity that is duly qualified for the transaction of business in those jurisdictions requiring such qualifications or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

            (ii) The Servicer has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Pooling and Servicing Agreement and the Sub-Servicing Agreement.

           (iii) The Pooling and Servicing Agreement and the Sub-Servicing Agreement have been duly and validly authorized, executed and delivered by the Servicer, all requisite corporate action having been taken with respect thereto, and constitute valid, legal and binding agreements of the Servicer, and are enforceable against the Servicer in accordance with their terms.

            (iv) The Servicer owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate its properties and to carry on its business as presently conducted and to perform its obligations under the Pooling and Servicing Agreement and the Sub-Servicing Agreement.

           (v) Neither the transfer of the Receivables to the Depositor, nor the execution, delivery or performance by the Servicer of the Pooling and Servicing

Agreement (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of the Servicer; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Servicer or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust Property or upon the Certificates, except as otherwise contemplated by the Pooling and Servicing Agreement.

            (vi) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any courts, governmental agency or body or other tribunal is required under the laws of New York or South Carolina, for the execution, delivery and performance of the Pooling and Servicing Agreement and the Sub-Servicing Agreement or the consummation of any other transaction contemplated thereby by the Servicer, except such which have been obtained.

           (vii) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Servicer before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Servicer, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders' equity or results of operations of the Servicer; (ii) the Servicer's ability to perform its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement and the Sub-Servicing Agreement; (iii) any installment sale contract or Financed Vehicle, or the title of any Obligor to any Financed Vehicle; or (B) which have not otherwise been disclosed in the Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.

           (viii) To the best of such counsel's knowledge, the statements made concerning the Servicer under the Section entitled "The Servicer and the Originators" contained in the Prospectus regarding the Servicer, are accurate in all material respects in light of the circumstances under which they are made therein. Such counsel has not independently verified and has not passed upon, and does not assume any responsibility for the accuracy or completeness of any other information contained in the Registration Statement.

                                                                       Exhibit C

                             Opinions of Counsel to
                                   the Seller


             (i) The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business to the extent required by such jurisdiction to enable the Seller to perform its obligations as Seller under the Unaffiliated Seller's Agreement dated as of March 1, 1996 (the "Unaffiliated Seller's Agreement") between the Seller and the Depositor or is subject to no material liability or disability by reason of the failure to be so qualified in any jurisdiction.

            (ii) The Seller has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Unaffiliated Seller's Agreement.

           (iii) The Unaffiliated Seller's Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite corporate action having been taken with respect thereto, and constitutes the valid, legal and binding agreement of the Seller, and is enforceable against the Seller in accordance with its terms.

            (iv) The Seller owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate its properties and to carry on its business as presently conducted and to perform its obligations under the Unaffiliated Seller's Agreement.

             (v) Neither the transfer of the Receivables to the Depositor, nor the execution, delivery or performance by the Seller of the Unaffiliated Seller's Agreement (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of the Seller; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties; or (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon the Trust Property or upon the Certificates, except as otherwise contemplated by the Pooling and Servicing Agreement.

            (vi) The endorsement and delivery of each installment sale contract with respect to each Receivable in accordance with the Purchase Agreement and Assignment and the Unaffiliated Seller's Agreement is sufficient fully to transfer to the Depositor and its assignees all right, title and interest of the Seller in each installment sale contract and each Receivable, as noteholder and assignee thereof.

           (vii) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any courts, governmental agency or body or other tribunal is required under the laws of New York or South Carolina, for the execution, delivery and performance of the Unaffiliated Seller's Agreement or the consummation of any other transaction contemplated thereby by the Seller, except such which have been previously obtained.

           (viii) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Seller before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Seller, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders' equity or results of operations of the Seller; (ii) the Seller's ability to perform its obligations under, or the validity or enforceability of the Unaffiliated Seller's Agreement; (iii) any installment sale contract or Financed Vehicle, or the title of any Obligor to any Financed Vehicle; or (B) which have not otherwise been disclosed in the Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.

                                                                       Exhibit D

                             Opinions of Counsel to
                                   the Trustee


             (i) the Trustee is a New York banking corporation duly organized, validly existing and in good standing under the laws of the United States and has the power and authority to enter into and to take all actions required of it under the Pooling and Servicing Agreement;

            (ii) the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and the Pooling and Servicing Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

           (iii) no consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Trustee in connection with its execution and delivery of the Pooling and Servicing Agreement or the performance of its obligations thereunder;

           (iv) the Certificates have been duly executed, authenticated and delivered by the Trustee; and

           (v) the execution and delivery of, and performance by the Trustee of its obligations under, the Pooling and Servicing Agreement do not conflict with or result in a violation of any statute or regulation applicable to the Trustee, or the charter or bylaws of the Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Trustee or the terms of any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound.

                                                                       Exhibit E

               Certificate of Servicer Officers

The persons named below have been since _______, 19__ and are as of the date hereof duly elected and qualified officers of the Servicer, each holding the respective office or offices set forth opposite their name below, and their respective signatures are set forth opposite their name below.

Name                  Position                  Signature
- ----                  --------                  ---------

                                                                       Exhibit F

                               Opinions of Counsel
                           to the Certificate Insurer


             (i) The Certificate Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York. The Certificate Insurer is validly licensed and authorized to issue the Certificate Insurance Policy and perform its obligations under the Certificate Insurance Policy in accordance with the terms thereof, under the laws of the State of New York.

            (ii) The execution and delivery by the Certificate Insurer of the Certificate Insurance Policy and the Indemnification Agreement are within the corporate power of the Certificate Insurer and have been authorized by all necessary corporate action on the part of the Certificate Insurer; the Certificate Insurance Policy has been duly executed and is the valid and binding obligation of the Certificate Insurer enforceable in accordance with its terms except that the enforcement of the Certificate Insurance Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity.

           (iii) The Certificate Insurer is authorized to deliver the Indemnification Agreement, and the Indemnification Agreement has been duly executed and is the valid and binding obligation of the Certificate Insurer enforceable in accordance with its terms except that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and by public policy considerations relating to indemnification for securities law violations.

           (iv) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required on the part of the Certificate Insurer, the lack of which would adversely affect the validity or enforceability of the Certificate Insurance Policy; to the extent required by applicable legal requirements that would adversely affect the validity or enforceability of the Certificate Insurance Policy, the form of each Certificate Insurance Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Certificate Insurer in connection with such Certificate Insurance Policy.

           (v) To the extent the Certificate Insurance Policy constitutes a security within the meaning of Section 2(1) of the 1933 Act, it is a security that is exempt from the registration requirements of the Act.

           (vi) The  information  set forth under the captions  "THE POLICY" and
"THE CERTIFICATE INSURER" in the Prospectus insofar as such statements constitute a description of the Certificate Insurance Policy, accurately summarizes the Certificate Insurance Policy.

                                       F-2